SECURITIES AND EXCHANGE COMMISSION

                 Washington, D. C.    20549


                          FORM 8-K


                      CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                  Date of Report: August 27, 1998
                (Date of earliest event reported)


           MINNESOTA MINING AND MANUFACTURING COMPANY
 (Exact name of registrant as specified in its charter)


                       File No. 1-3285
                  (Commission File Number)


     Delaware                             41-0417775
(State of incorporation)               (I.R.S. Employer
                                 Identification Number)


    3M Center                              55144-1000
    St. Paul, Minnesota                    (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone, including area code:
                    (612) 733-1110


ITEM 5.   OTHER EVENTS.

In a release dated August 27, 1998, the Registrant announced that it expects double-digit earnings growth for the coming three years and sales to increase an average of eight percent per year. The Registrant also announced its plans for growth and productivity improvement. The Registrant stated that it anticipates a pre-tax charge of as much as $500 million associated with actions outlined in the release.
The news release contained forward-looking statements relating to earnings and sales growth over the next three years and other matters. The news release is attached as Exhibit 99 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits Required by Item 601 of Regulation S-K
        EXHIBIT NO.  DESCRIPTION
        ----------   -----------
          99         News Release dated August 27, 1998


                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                            MINNESOTA MINING AND
                           MANUFACTURING COMPANY


                       By: /s/ Gregg M. Larson
                           --------------------
                          Gregg M. Larson,
                          Assistant Secretary

Dated:   August 27, 1998


                      EXHIBIT INDEX

EXHIBIT         DESCRIPTION
------          -----------
99              News Release dated August 27, 1998